UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2007

flexSCAN, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-09283	88-0299716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27201 Puerta Real, Suite 350, Mission Viejo, CA	92691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 609-1966

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On June 25, 2007, flexSCAN, Inc. (the “Company”) engaged Rotenberg & Co. LLP (“Rotenberg”), as its independent registered public accounting firm. The Company’s Board of Directors recommended and approved the change in certifying accountants. Accordingly, Cacciamatta Accountancy Corporation (“Cacciamatta”) was dismissed on July 17, 2007.

From August 30, 2006, the date of its appointment, through the date of its dismissal on July 17, 2007, there were no disagreements between the Company and Cacciamatta on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Cacciamatta would have caused Cacciamatta to make reference to the matter in its reports on the Company’s financial statements.

From August 30, 2006, the date of its appointment, to the present, Cacciamatta did not issue a report with respect to the Company’s financial statements that contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. In addition, from the date of its appointment until the present, Cacciamatta did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Company provided Cacciamatta with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that Cacciamatta furnish the Company with a letter addressed to the SEC stating whether Cacciamatta agreed with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which Cacciamatta does not agree. The Cacciamatta Accountancy Corporation response is filed with this amendment to Form 8-K as exhibit 16.1. The Cacciamatta letter corrects a statement made by the Registrant in the previous paragraph and notes that their report dated October 27, 2006, was modified due to a going concern uncertainty.

The Company has engaged Rotenberg as of June 25, 2007. Rotenberg was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission, dated August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flexSCAN, INC.

September 7, 2007	By:	/s/ Thomas Banks
Thomas Banks
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Cacciamatta Accountancy Corporation to the Securities and Exchange Commission, dated August 13, 2007.

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